UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024

Contango Ore, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35770	27-3431051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

516 2nd Avenue Suite 401
Fairbanks, Alaska		99701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (907) 888-4273

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 28, 2024, the Contango Ore, Inc. (the "Company") made available a new corporate presentation. A copy of this presentation titled “Building Alaska’s Next Gold Mines” is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is available on the Company’s website at www.contangoore.com.

The Company’s presentation furnished as Exhibit 99.1 to this Current Report contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Reconciliations of these non-GAAP financial measures are not included in the furnished presentation due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate the most directly comparable GAAP financial measures. In addition, certain of the non-GAAP financial measures have been prepared by Kinross Gold Corporation, the Company’s partner in, and the manager of, Peak Gold, LLC (the "Peak Gold JV"), a joint venture company in which the Company currently holds a 30% interest, and are based on International Financial Reporting Standards ("IFRS") accounting standards and detailed information to which the Company has not had access to at this time. As a result, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01 Other Events.

First Pour at Manh Choh

On June 25, 2024, the Company issued a press release announcing that the first gold pour for the Manh Choh mine is scheduled to take place at the Fort Knox mill facility on July 8, 2024. The Company is a a 30% owner of the Peak Gold JV, which operates the Manh Choh mine near Tok, Alaska. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

HighGold Shareholder Approval of Arrangement

On June 28, 2024, the Company issued a press release announcing that HighGold Mining Inc. (“HighGold”) shareholders (the “HighGold Shareholders”) and optionholders of HighGold (collectively, the “HighGold Securityholders”) overwhelmingly approved the previously announced arrangement (the “Arrangement”) involving the Company and HighGold at HighGold’s special meeting (the “Meeting”) held on June 27, 2024.

At the Meeting, the special resolution approving the Arrangement was approved by 93.7% of the HighGold Shareholders and 94.4% of the HighGold Securityholders voting as a single class and 93.6% of the HighGold Shareholders, excluding votes required to be excluded pursuant to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions. Accordingly, the HighGold Securityholder approval required to proceed with the Arrangement has been obtained.

HighGold will seek a final order approving the Arrangement from the Supreme Court of British Columbia on July 2, 2024. Subject to the satisfaction of certain customary closing conditions, the parties currently expect the closing of this acquisition to complete on or around July 9, 2024.

A copy of the press release is attached as Exhibit 99.3 hereto and is incorporated herein by reference

Update on Committee for Safe Communities Complaint

On October 20, 2023, the Committee for Safe Communities (the “CSC”), an Alaskan non-profit corporation inclusive of certain vacation homeowners along the Manh Choh ore haul route and others, filed suit (the "Complaint") in the Superior Court for the State of Alaska in Fairbanks, Alaska (the “Superior Court”) against the State of Alaska, Department of Transportation and Public Facilities (the “DOT”), seeking injunctive relief with respect to CSC’s oversight of the Peak Gold JV's ore haul plan. Ore from the Manh Choh mine is being trucked to the Fort Knox mill for processing via public roadways in state-of-the-art trucks carrying legal loads. The Complaint alleges that the DOT has approved a haul route and trucking plan for the Manh Choh project that violates DOT regulations, DOT’s actions have created an unreasonable risk to public safety constituting an attractive public nuisance, and DOT has aided and abetted the offense of negligent driving. On November 2, 2023, CSC filed a motion for preliminary injunction. On November 9, 2023, the Peak Gold JV filed a motion to intervene in this lawsuit, which was granted on November 15, 2023.

On January 12, 2024, the Peak Gold JV and the DOT filed a motion for judgment on the pleadings.

On May 14, 2024, the Superior Court denied the CSC’s motion for preliminary injunction.

On June 24, 2024, the Superior Court granted the motion for judgment on the pleadings in part and dismissed three of four claims in the Complaint. The remaining claim that was not dismissed alleges public nuisance and the Superior Court lifted the stay of discovery for that claim.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included or incorporated in this Current Report on Form 8-K and the furnished exhibit constitutes “forward-looking statements.” In particular, they include statements relating to future actions, strategies, future operating and financial performance, ability to realize the anticipated benefits of the transactions with an affiliate of Kinross Gold Corporation and the Company’s future financial results. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Building Alaska’s Next Gold Mines, dated June 28, 2024
99.2	Press Release of the Company, dated June 25, 2024
99.3	Press Release of the Company, dated June 28, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO ORE, INC.

Date:	June 28, 2024	By:	/s/ Mike Clark
Chief Financial Officer and Secretary